  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014 (July 16, 2014)

 _________________

TERRAPIN 3 ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36547	46-4388636
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Terrapin Partners, LLC 590 Madison Avenue 35th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 710-4100

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 16, 2014, the registration statement (File No. 333-196980) (the “Registration Statement”) for Terrapin 3 Acquisition Corporation’s (the “Company”) initial public offering (“IPO”) was declared effective by the Securities and Exchange Commission.  In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated July 16, 2014, between the Company and Deutsche Bank Securities Inc. as underwriter;

●	An Investment Management Trust Agreement, dated July 16, 2014, between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated July 16, 2014, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated July 16, 2014, between the Company and certain initial security holders of the Company;
●	A Letter Agreement, dated July 16, 2014, by and among the Company and certain security holders, officers and directors of the Company;
●	A Sponsor Warrants Purchase Agreement, dated July 16, 2014, among the Company and certain security holders;

●	An Administrative Services Agreement, dated July 16, 2014, by and between the Company and Terrapin Partners, LLC;

●	An Expense Advancement Agreement, dated July 16, 2014, by and among the Company and certain security holders of the Company;
●	A Forward Purchase Contract, dated July 16, 2014, by and between the Company and MIHI LLC;
●	An Agreement Among Sponsors, dated July 16, 2014, by and among the Company and certain security holders of the Company; and
●	A Letter Agreement, dated July 16, 2014, by and among the Company and certain security holders of the Company.

On July 22, 2014, the Company consummated its IPO of 21,275,000 units (“Public Units”), including the full exercise of the underwriter’s over-allotment option of 2,775,000 units (the “Over-Allotment Units”; collectively with the Public Units, the “Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one warrant (“Warrant”), to purchase one half of one share of Class A Common Stock at an exercise price of $5.75 per half share ($11.50 per whole share).  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $212,750,000. As a result, the initial stockholders of the Company will not be obligated to forfeit any of the 693,750 shares of Class F common stock, par value $0.0001 per share, held by them that had been subject to forfeiture to the extent the underwriter did not exercise the over-allotment option in full.

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Over-Allotment Units, the Company consummated the private placement (“Private Placement”) of 12,000,000 warrants (“Placement Warrants”) at a price of $0.50 per Placement Warrant, generating total proceeds of $6,000,000.  The Placement Warrants, which were purchased by MIHI LLC, Apple Orange LLC, Noyac Path LLC and Periscope, LLC, are substantially similar to the Warrants underlying the Public Units, except that if held by the original holder or their permitted assigns, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination.  If the Placement Warrants are held by holders other than its initial holders, the Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the IPO.

Item 5.03.  Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 16, 2014, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware.  The terms of the foregoing are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01. Other Events.

A total of $212,750,000 of the net proceeds from the IPO, the sale of the Over-Allotment Units and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes and fund our working capital requirements, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Class A Common Stock issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

Copies of the press releases issued by the Company announcing the effectiveness of the Registration Statement and consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 16, 2014, between the Company and Deutsche Bank Securities Inc.

3.5	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on July 16, 2014.

4.4	Warrant Agreement, dated July 16, 2014, between Continental Stock Transfer & Trust Company and the Company.

10.2	Letter Agreement, by and between the Company and security holders and the officers and directors of the Company.

10.3	Investment Management Trust Account Agreement, dated July 16, 2014, between Continental Stock Transfer & Trust Company and the Company.

10.4	Registration Rights Agreement, dated July 16, 2014, between the Company and certain security holders.

10.7	Sponsor Warrants Purchase Agreement, dated July 16, 2014, among the Company and certain security holders.

10.9	Administrative Services Agreement, dated July 16, 2014, between the Company and Terrapin Partners, LLC.

10.10	Expense Advancement Agreement, dated July 16, 2014, by and among the Company, MIHI LLC and Apple Orange LLC, Noyac Path, LLC, and Periscope, LLC.

10.11	Forward Purchase Contract, dated July 16, 2014, by and among the Company and MIHI LLC.

10.12	Letter Agreement, dated July 16, 2014, by and among the Company and certain security holders.

10.14	Agreement Among Sponsors, dated July 16, 2014, by and among the Company, MIHI LLC, Apple Orange LLC, Noyac Path LLC, and Periscope, LLC.

99.1	Press Release, dated July 17, 2014, Announcing Effectiveness of IPO.

99.2	Press Release, dated July 22, 2014, Announcing Closing of IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2014

TERRAPIN 3 ACQUISITION CORPORATION

By:	/s/ Sanjay Arora

Name: Sanjay Arora

Title: Chief Executive Officer